UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

CAMBIUM LEARNING GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transactions applies

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previous Paid:

	(2)	Form Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 31, 2017

Meeting Information

CAMBIUM LEARNING GROUP, INC	Meeting Type:	Annual Meeting
	For holders as of:	March 31, 2017
	Date:	May 31, 2017	Time:	8:00 AM CDT
	Location:	Cambium Learning Group, Inc. Suite 400 17855 Dallas Parkway Dallas, TX 75287

CAMBIUM LEARNING GROUP, INC. ATTN: SCOTT MCWHORTER 17855 Dallas Parkway, Suite 400 Dallas, Texas 75287	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement	2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2017 to facilitate timely delivery.

— How to Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees
01	David F. Bainbridge	02	Walter G. Bumphus	03	John Campbell	04	Clifford K. Chiu	05	Carolyn Getridge
06	Thomas Kalinske	07	Harold O. Levy	08	Jeffrey T. Stevenson	09	Joe Walsh

The Board of Directors recommends you vote FOR the following proposal:

2.	Advisory resolution on the Company’s executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

3.	Advisory vote on the frequency of advisory votes on executive compensation.

The Board of Directors recommends you vote FOR the following proposal:

4.	Ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.